Exhibit 99.1
STERLING Financial Corporation Annual Meeting of Shareholders April 22, 2008 Ticker: STSA D.A. Davidson & Co. Financial Services Conference Seattle, WA May 7, 2008

Safe Harbor Statement In the course of our presentation, executive officers and other key employees of the company may discuss matters that are deemed to be forward-looking statements(1) under the law. While we always do our best to give accurate and balanced presentations of the company's business and prospects, actual results may differ from management's view. Additional information about risks of the company achieving the results suggested by any forward-looking statements may be found under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K. (1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for an oral or written forward-looking statement if the statement is identified as such and accompanied by "meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements." 2

Harold B. Gilkey Chairman, President and Chief Executive Officer Sterling Financial Corporation 3

Investment Overview Leading regional community bank in the Pacific Northwest Growth-oriented bank Northwest economy is strong Management depth and breadth 2003 2004 2005 2006 2007 East 155 240.2 274.3 335.1 449 30% CAGR 4

Financial Highlights Record assets of $12.69 billion Record loans of $9.12 billion Record deposits of $7.84 billion Record total capital of $1.19 billion Net interest income growth of 14% Annualized dividend of $0.40 per share 5

The Sterling Family STERLING Financial Corporation 6

Footprint in the West 7 Leader in Regional Community Banking 179 Hometown Helpful(r) depository branches 215 total service locations in 9 western states 2,557 employees

Golf Savings Bank Management Leadership 8 SSB Executive Management SSB Production Management

Economic Outlook Regions Puget Sound Portland/Vancouver Spokane Santa Rosa/Sonoma Bend Sacramento/Roseville Boise Salt Lake City Southern California Southern California Southern California Southern California Southern California Southern California Southern California Southern California Southern California Southern California Southern California Southern California

Daniel G. Byrne Executive Vice President, Chief Financial Officer Sterling Financial Corporation 10

12/3/2003 12/31/2004 12/31/2005 12/31/2006 12/31/2007 3/31/2008 Loans 2.908 4.254 4.889 7.021 8.948 9.12 Securities 1.073 2.204 2.129 1.914 1.986 2.317 Other 0.3 0.486 0.544 0.9 1.095 1.215 Total Assets ($ in billions) $6.9 Billion $7.6 Billion $9.8 Billion Compound Annual Loan Growth: 31% $12.1 Billion 11 $12.7 Billion $4.3 Billion

Loan Portfolio Mix March 31, 2008 Commercial Banking Consumer Construction Commercial Real Estate Residential 28.5 0 13 32.5 13.4 12.6 Residential Consumer Construction Commercial Real Estate 29% 13% 32% 13% YTD Yield 7.04% Total: $9.3 Billion 13% Commercial Banking 12 36% Commercial 64% Residential

3/31/2007 12/31/2007 3/31/2008 Income property 11.2 101.8 105.9 Consumer 128.5 149.4 153.3 Commercial banking 259.2 199.1 148.7 Residential real estate 344.6 323.3 411.1 Construction 534.8 342 264.3 Loan Originations 13 ($ in millions) $1,083 million $1,278 million $1,116 million

Capital and Liquidity Deposits FHLB Borrowings Repo Agreements and Fed Funds Borrowings Capital 7840784 1915789 1333505 248273 1191386 Total: $12.5 Billion 14 Funding Sources Deposits FHLB Capital Repo & Fed Funds Liquidity Borrowings

Net Interest Income 12/3/2003 12/31/2004 12/31/2005 12/31/2006 12/31/2007 3/31/2007 12/31/2007 3/31/2008 124.92 196.816 216.535 263.912 355.36 81 92.04 92 Tax Equivalent Net Interest Margin 3.34% 3.30% 3.33% 3.42% 15 $355 Million ($ in millions) $92 Million 3.24% 3.41% 3.34%

Fees & Service Charges 12/1/1999 12/1/2000 12/31/2003 12/31/2004 12/31/2005 12/31/2006 12/31/2007 3/31/2007 3/31/2008 10577 14487 19.168 32.692 34.702 42.995 55.978 12 14 16 $56 Million ($ in millions) $14 Million

12/31/2003 12/31/2004 12/31/2005 12/31/2006 12/31/2007 3/8/2008 Noninterest Expense/AA 0.0237 0.0233 0.0241 0.0245 0.0253 0.0233 Efficiency Ratio 0.605 0.605 0.619 0.617 0.627 0.637 Operating Efficiency 17

Earnings Per Share 18 Note: Credit costs per share equals the quarterly provision for loan losses times STSA's tax retention rate of 63% divided by fully diluted shares outstanding in the quarter.

Credit Charges Net Charge Offs-to-Average Loans '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 STSA 0.0019 0.0064 0.0023 0.0028 0.0008 0.0009 0.0019 0.0013 0.0017 0.0017 0.0018 0.0021 0.0021 0.0013 0.0013 0.002 0.0006 0.0008 0.0003 US Financial Institutions 0.011 0.008 0.0051 0.0046 0.0053 0.0057 0.0059 0.0053 0.0059 0.0083 0.0097 0.0078 0.0056 0.0049 0.0039 0.0059 19 Source: FDIC. U.S. Financial Institutions data through December 2007, latest available period. Note that STSA data is year to date through March 2008.

Non-Performing Assets 20

Concentration of NPAs 21

3/31/2008 Puget Sound 993988.86 Portland 562819.88 Other 347939.5 Boise 185420.12 S. California 164114.19 Bend 75312.13 N. California 101690.43 Utah 63271.13 3/31/08 $2.5 Billion * Residential Construction Geographic Distribution 22 * Commitments

Credit Management 23 Credit quality is our primary focus in 2008 Residential Construction Special Project Team Team of 26 experienced professionals dedicated to "special assets" Focus on early detection and remediation Open communications with customers Review of every residential construction credit Resolve and work out NPAs

Shareholder Value 2003 2004 2005 2006 2007 2008 Tangible Book 8.25 9.81 10.8 12.07 13.61 13.68 Price/Tangible Book 2.514 2.668 2.313 2.801 1.234 0.933 24 Note: Price/tangible book equals period-end tangible book divided by year-end stock price. 2008 price/tangible book is based on current stock price.

Investment Summary Franchise Value 25 $12.7 billion regional community bank Expanding geographic footprint Asset-growth strategy Strong regional economics Strong management Strong credit culture